UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2017

Cliffs Natural Resources Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Notes Offering
On July 31, 2017, Cliffs Natural Resources Inc. (the “Company”) announced that it had priced its previously announced private offering of $575 million aggregate principal amount of additional senior guaranteed notes (the “Notes”). The Notes will bear interest at an annual rate of 5.75%. The Notes will constitute an additional issuance of the Company’s 5.75% senior guaranteed notes due March 1, 2025, $500 million aggregate principal amount of which have been previously issued. The Company expects to close the offering of the Notes on August 7, 2017, subject to the satisfaction of customary closing conditions.
The Company intends to use the net proceeds from the offering of the Notes, along with cash on hand, to repurchase and/or redeem all of its outstanding 8.250% senior secured notes due 2020 (the "Senior Secured Notes"), including tender or redemption premiums with respect to such repurchase and/or redemption, and to pay related transaction costs.
This announcement was contained in a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Notes or any other securities. The Notes will not be and have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
Conditional Notice of Redemption
On August 1, 2017, the Company will issue a conditional notice of redemption to holders of its Senior Secured Notes for all of the Senior Secured Notes outstanding following the settlement of the previously announced tender offer, at a redemption price equal to the sum of (i) 100.000% of the principal amount thereof and (ii) the Applicable Premium (as defined in the indenture under which the Senior Secured Notes were issued) as of, and accrued and unpaid interest to, but excluding, the redemption date.  Assuming the condition is satisfied, the redemption date is expected to be August 31, 2017.
This Current Report on Form 8-K does not constitute an offer to purchase, or a notice of redemption with respect to the Senior Secured Notes or any other securities.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release announcing pricing of senior guaranteed notes offering, dated July 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

Date:	July 31, 2017	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing pricing of senior guaranteed notes offering, dated July 31, 2017